EXHIBIT 10.73

THIRD AMENDMENT TO THE CREDIT AGREEMENT

among

MICRON TECHNOLOGY, INC.,
as Borrower

and

THE LENDERS PARTY HERETO,

and

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Collateral Agent

Dated as of October 26, 2017

MORGAN STANLEY SENIOR FUNDING, INC.,
as Lead Arranger and Bookrunner

THIRD AMENDMENT
THIRD AMENDMENT, dated as of October 26, 2017 (this “Amendment”), to the CREDIT AGREEMENT, dated as of April 26, 2016 (as amended by the First Amendment, dated as of October 5, 2016, Second Amendment, dated as of April 26, 2017 and as may be further amended, restated, supplemented or otherwise modified from time to time heretofore, the “Existing Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”) among MICRON TECHNOLOGY, INC., a Delaware corporation (the “Company”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent and as collateral agent (the “Administrative Agent”), the other agents party thereto and each of the financial institutions from time to time party thereto.
W I T N E S S E T H :
WHEREAS, the Company has requested that the Existing Credit Agreement be amended in the manner provided for herein; and
WHEREAS, (a) existing Lenders which consent to this Amendment (the “Consenting Lenders”) shall have the pricing of all of their Term Loans adjusted on the Third Repricing Date in accordance with this Amendment; (b) existing Lenders which do not consent to this Amendment (the “Non-Consenting Lenders”) shall be paid all accrued and unpaid interest on their Term Loans and their Term Loans may be purchased or assumed by either a new lender (a “New Lender”) or an existing Lender which is willing to consent to the Amendment (an “Increasing Lender”) on the Third Repricing Date in accordance with Section 2.26 of the Amended Credit Agreement and any such New Lender or Increasing Lender shall become a Lender under the Amended Credit Agreement and hold a portion of the Term Loans (or, in the case of an Increasing Lender, hold a greater portion of the Term Loans), which Term Loans shall accrue interest on and after the Third Repricing Date at the pricing set forth in this Amendment and (c) the consent of the Required Lenders is required pursuant to Section 2.26 of the Existing Credit Agreement to effectuate the assignment contemplated by the preceding clause (b);
NOW, THEREFORE, the parties hereto hereby agree as follows:
SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Amended Credit Agreement and used herein shall have the meanings given to them in the Amended Credit Agreement.

SECTION 2.    Amendments.

(a)    Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Third Amendment”: means that certain Amendment to this Agreement, dated as of October 26, 2017, by and among the Company, the Administrative Agent and the other parties thereto.

“Third Repricing Date”: as defined in the Third Amendment.

(b)    Section 1.1 of the Existing Credit Agreement is hereby amended by deleting clauses (i) and (ii) of the definition of “Applicable Margin” contained therein in their entirety and replacing them with the following:

(i)     Base Rate Loans, 1.00% and (ii) Eurodollar Loans, 2.00%

(c)    Section 2.13(b) of the Existing Credit Agreement is hereby amended by deleting the term “Second Repricing Date” in the first sentence thereof and replacing it with the term “Third Repricing Date”.

(d)    Section 2.17(b) of the Existing Credit Agreement is hereby amended by adding the following sentence after the last sentence:

“Notwithstanding anything to the contrary contained herein, payments and prepayments of principal and interest on the Term Loans made on the Third Repricing Date in connection with the replacement of Non-Consenting Lenders pursuant to Section 2.26 hereof may be applied on a non-ratable basis as the Borrower may direct.”

(e)    Notwithstanding anything to the contrary in the Existing Credit Agreement and for the avoidance of doubt, all Term Loans held by Non-Consenting Lenders that are assigned pursuant to this Amendment and for which accrued and unpaid interest has been paid pursuant to Section 4(c) shall accrue interest solely on and after the Third Repricing Date. For the further avoidance of doubt, nothing herein shall be deemed to modify the definition of “Applicable Margin” for any day in the relevant Interest Period prior to the Third Repricing Date for purposes of calculating interest accrued prior to the Third Repricing Date.

SECTION 3.    Conditions to Effectiveness. This Amendment (other than the amendments to be effectuated pursuant to Section 2 of this Amendment) shall become effective on the date that each of the following conditions shall have been satisfied (or waived by the Required Lenders):

(a)    the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Company and acknowledged by the Administrative Agent;

(b)    the Administrative Agent shall have received counterparts of this Amendment executed and delivered by duly authorized officers of the Required Lenders and all Consenting Lenders; and

(c)    the Administrative Agent shall have received the Acknowledgement and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by a duly authorized officer of the Company.

SECTION 4.    Conditions to Effectiveness of Section 2. Section 2 of this Amendment shall become effective on the date (the “Third Repricing Date”) occurring on or after October 26, 2017 that each of the following conditions shall have been satisfied (or waived by the Required Lenders):

(a)    each New Lender, if any, has become a party to the Credit Agreement and this Amendment;

(b)    the Administrative Agent shall have received from the Company payment of all fees and expenses required to be paid to the Administrative Agent on or before the Third Repricing Date for which written invoices in reasonable detail have been submitted at least two Business Days prior to the Third Repricing Date;

(c)    the Administrative Agent shall have received from the Company, for the benefit of the Non-Consenting Lenders, payment of all accrued interest through the Third Repricing Date with respect to the Term Loans held by the Non-Consenting Lenders and being assigned pursuant to this Amendment;

(d)    immediately before and after giving effect to Section 2 of this Amendment, each of the representations and warranties made by the Loan Parties and set forth in each Loan Document shall be true and correct in all material respects with the same effect as if made on the Third Repricing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), in each case other than representations and warranties which are subject to a materiality qualifier, in which case such representations and warranties shall be (or shall have been) true and correct; and

(e)    no Default or Event of Default shall have occurred and be continuing, or would result from the effectiveness of this Amendment on the Third Repricing Date.

SECTION 5.    New Lenders and Increasing Lenders. If any Lender becomes a Non-Consenting Lender, then pursuant to and in compliance with the terms of Section 2.26 of the Amended Credit Agreement, such Lender may be replaced and its commitments and/or obligations purchased and assumed by either a New Lender or an Increasing Lender upon execution of this Amendment (which will also be deemed to be the execution of an Assignment and Acceptance substantially in the form of Exhibit C to the Amended Credit Agreement). Each Non-Consenting Lender which does not execute such Assignment and Acceptance shall be deemed to have executed and delivered such Assignment and Acceptance in accordance with Section 2.26 of the Amended Credit Agreement and shall be required to assign 100% of the outstanding principal amount of the Term Loans held by such Lender to one or more assignees which have agreed to such assignment.

SECTION 6.    No Other Amendment or Waivers; Confirmation. Except as expressly provided hereby, all of the terms and provisions of the Existing Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as an amendment of any other provision of the Existing Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Loan Party that would require the waiver or consent of the Administrative Agent or the Lenders. This Amendment shall constitute a Loan Document for purposes of the Amended Credit Agreement and from and after the Third Repricing Date, all references to the Credit Agreement in any Loan Document and all references to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement in the Amended Credit Agreement shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.

SECTION 7.    APPLICABLE LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.16 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 8.    Miscellaneous. (a) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)    The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including permitted assignees of its Term Loans in whole or in part prior to effectiveness hereof).

SECTION 9.    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MICRON TECHNOLOGY, INC.

By:	/s/ Greg Routin
Name: Greg Routin Title: Treasurer

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Jonathon Rauen
Name: Jonathon Rauen Title: Authorized Signatory

EXHIBIT A
FORM OF ACKNOWLEDGMENT AND CONFIRMATION
1.    Reference is made to (i) the Third Amendment, dated as of October 26, 2017 (the “Third Amendment”) and (ii) the CREDIT AGREEMENT, dated as of April 26, 2016 (as amended by the First Amendment, dated as of October 5, 2016, Second Amendment, dated as of April 26, 2017 and as may be further amended, restated, supplemented or otherwise modified from time to time heretofore, the “Existing Credit Agreement”) among MICRON TECHNOLOGY, INC., a Delaware corporation (the “Company”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent and as collateral agent (the “Administrative Agent”), the other agents party thereto and each of the financial institutions from time to time party thereto.
2.    The Existing Credit Agreement is being amended pursuant to the Third Amendment. The undersigned hereby agrees, with respect to each Loan Document to which it is a party:
(a)    all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Third Amendment; and
(b)    all of the Liens and security interests created and arising under such Loan Documents remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Third Amendment, as collateral security for its obligations, liabilities and indebtedness under the Existing Credit Agreement and under its guarantees in the Loan Documents.
3.    THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.    Delivery of an executed counterpart of a signature page of this Acknowledgment and Confirmation by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Acknowledgment and Confirmation.

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IN WITNESS WHEREOF, the undersigned has caused this Acknowledgement and Confirmation to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

MICRON TECHNOLOGY, INC.

By:
Name: Title:

[Signature Page to Acknowledgement and Consent]

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